UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2009

PetroAlgae Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-0301060
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

321-409-7500

(Our telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.	PETROTECH LOAN DOCUMENTS

On July 28, 2009, PetroAlgae Inc. (“PetroAlgae” or the “Company”), PA LLC, PetroTech Holdings Corp. (“PetroTech”), and LV Administrative Services, Inc., as administrative and collateral agent for PetroTech (the “Agent”), fully executed an Omnibus Amendment, Joinder and Reaffirmation Agreement (the “Omnibus Amendment”).

The Omnibus Amendment amends (i) the demand notes issued by PA LLC to PetroTech dated August 21, 2008, September 3, 2008, September 18, 2008 and September 25, 2008 in the aggregate principal amount of $7,222,089 (the “Demand Notes”), (ii) the convertible demand notes issued by PA LLC to PetroTech dated April 24, 2009 and May 11, 2009 in the aggregate principal amount of $10,000,000 (the “Convertible Notes”), (iii) the promissory note dated June 12, 2008 issued by PA LLC in favor of XL Techgroup, Inc. and assigned to PetroTech in the principal amount of $25,000,000 (the “Promissory Note”) and (iv) a master security agreement dated August 21, 2008 by PA LLC in favor of Agent on behalf of PetroTech (the “Master Security Agreement”).

The Company also delivered an equity pledge agreement (the “Equity Pledge Agreement”) and a guaranty (the “Guaranty”) in connection with the Omnibus Amendment.

Demand Notes

Pursuant to the Omnibus Amendment, the Demand Notes were combined, amended and restated in the form of a Second Amended and Restated Secured Term Note (the “Term Note”) of PA LLC in favor of PetroTech in the principal sum of $7,222,089, which represents the aggregate principal amount outstanding under the Demand Notes.

Under the terms of the new Term Note, PA LLC promises to pay PetroTech the principal sum of $7,222,089, together with accrued unpaid interest at a rate of 12.0% per annum, on June 30, 2012, if not sooner paid in full. Interest is payable monthly in arrears, and interest that accrues and remains unpaid as of each interest payment date (defined as the first business day of each calendar month) shall be paid by addition of such amount to the principal amount of the Term Note.

PA LLC may prepay the entire Term Note at any time by paying PetroTech the unpaid principal balance and the accrued unpaid interest.

Following the occurrence and during the continuance of an event of default, PA LLC shall pay additional interest on the outstanding principal balance of the Term Note in an amount equal to 1% per month.

Convertible Notes

Pursuant to the Omnibus Amendment, the Convertible Notes were combined, amended and restated in the form of an Amended and Restated Secured Convertible Note (the “Secured Convertible Note”) of PA LLC in favor of PetroTech in the principal sum of $10,000,000, which represents the aggregate principal amount outstanding under the Convertible Notes.

Under the terms of the Secured Convertible Note, PA LLC promises to pay PetroTech the principal sum of $10,000,000, together with accrued unpaid interest at a rate of 12.0% per annum, on June 30, 2012, if not sooner paid in full.

The Convertible Notes were also amended to provide that following the occurrence and during the continuance of an event of default, PA LLC shall pay additional interest on the outstanding principal balance of the Secured Convertible Note in an amount equal to 1% per month. The terms of the Secured

Convertible Note are otherwise the same as the terms of the Convertible Notes discussed in Item 1.01 of the Company’s Current Report on Form 8-K filed April 30, 2009 and in Item 1.01(1) of the Company’s Current Report on Form 8-K filed May 14, 2009, which descriptions are incorporated by reference herein.

Promissory Note

Pursuant to the Omnibus Amendment, the Promissory Note held by PetroTech in the principal amount of $25,000,000 was amended to extend the maturity date, absent the occurrence of certain events described below, from August 31, 2010 to June 30, 2012 (the “Amended Promissory Note”).

The Amended Promissory Note recognizes the obligation of PA LLC to pay PetroTech the unpaid principal balance, together with all interest then accrued but unpaid, on the earliest to occur of (1) PA LLC’s receipt of the gross proceeds of a qualified IPO where PA LLC or a successor entity is valued at an amount not less than $40,000,000 and the gross proceeds received by PA LLC or a successor entity are not less than $10,000,000, (2) the sale of all or substantially all of the assets of PA LLC, or (3) June 30, 2012.

Interest accrues monthly on the unpaid principal balance of the Amended Promissory Note, and any unpaid interest thereupon, at a rate per annum equal to the Wall Street Journal Prime Rate for such month plus 200 basis points. Principal or accrued interest owing under the Amended Promissory Note that is not paid when due bears interest from the date when due until paid in full at 15.0% per annum, subject to the maximum interest permitted under the laws of the State of Florida. If principal or accrued interest is not paid within 15 days of its due date, an additional late payment fee of 5.0% of the overdue amount is assessed.

Master Security Agreement

Pursuant to the Omnibus Amendment, the Master Security Agreement was amended and restated in its entirety by and among the Company and PA LLC, as assignors, in favor of Agent for the benefit of PetroTech, to secure the payment of the obligations under the Term Note, the Secured Convertible Note, the Amended Promissory Note, and all future indebtedness of the Company and PA LLC to PetroTech and the Agent (together, the “Creditor Parties”) (the “Obligations”). The Obligations are secured by all the assets of each of the Company and PA LLC and all proceeds and products thereof.

Equity Pledge Agreement

In connection with the Omnibus Amendment, Agent and the Company entered into an Equity Pledge Agreement to secure the payment of the Obligations. Pursuant to the Equity Pledge Agreement, the Company assigned and granted to Agent for the benefit of the Creditor Parties a first priority security interest in (i) 100% of the limited liability company interests of PA LLC held by the Company, (ii) 100% of the equity interests owned by the Company of any of its future subsidiaries, and (iii) all proceeds and products of each of (i) and (ii).

Guaranty

In connection with the Omnibus Amendment, the Company executed a Guaranty in favor of the Creditor Parties, which guarantees PA LLC’s prompt payment when due of the Obligations. The Creditor Parties may declare the Obligations immediately due and payable if the Company or PA LLC breaches or defaults under any agreement made with any Creditor Party, if the Company or PA LLC becomes insolvent or an insolvency proceeding is commenced, and if any debts owing become a lien upon the assets of the Company.

The Guaranty is irrevocable and will remain in effect until all of the Obligations are paid in full and PetroTech’s obligation to extend credit is irrevocably terminated.

2.	VALENS LOAN DOCUMENTS

On July 28, 2009, the Company, PA LLC, Valens U.S. SPV I, LLC (“Valens”), and LV Administrative Services, Inc., as administrative and collateral agent for Valens (the “Valens Agent”), fully executed an Omnibus Amendment, Joinder and Reaffirmation Agreement (the “Valens Omnibus Amendment”).

The Valens Omnibus Amendment amends (i) the demand note issued by PA LLC to the Valens Agent on behalf of Valens dated August 8, 2008 in the aggregate principal amount of $417,511.92 (the “Valens Note”) and (ii) the master security agreement dated August 8, 2008 by PA LLC in favor of the Valens Agent on behalf of Valens (the “Valens Security Agreement”).

Valens Note

Pursuant to the Omnibus Amendment, the Valens Note was amended and restated in the form of a Second Amended and Restated Secured Term Note (the “Amended Valens Note”) of PA LLC in favor of Valens in the principal sum of $417,511.92, which represents the aggregate principal amount outstanding under the Valens Note prior to the amendment.

Under the terms of the Amended Valens Note, PA LLC promises to pay Valens the principal sum of $417,511.92, together with accrued unpaid interest at a rate of 12.0% per annum, on June 30, 2012, if not sooner paid in full. Interest is payable monthly in arrears, and interest that accrues and remains unpaid as of each interest payment date (defined as the first business day of each calendar month) shall be paid by addition of such amount to the principal amount of the Amended Valens Note.

PA LLC may prepay the entire Amended Valens Note at any time by paying Valens the unpaid principal balance and the accrued unpaid interest.

Following the occurrence and during the continuance of an event of default, PA LLC shall pay additional interest on the outstanding principal balance of the Amended Valens Note in an amount equal to 1% per month.

Valens Security Agreement

Pursuant to the Valens Omnibus Amendment, the Valens Security Agreement was amended and restated in its entirety by and among the Company and PA LLC, as assignors, in favor of the Valens Agent for the benefit of Valens, to secure the payment of the obligations under the Amended Valens Note and all future indebtedness of the Company and PA LLC to the Valens Agent or Valens (the “Valens Obligations”). The Valens Obligations are secured by all assets of each of the Company and PA LLC and all proceeds and products thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: August 3, 2009	By:	/s/ David Szostak
	Name:	David Szostak
	Title:	President